Exhibit 32.1

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Consortium Service Management Group, Inc., a Texas corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the three months ended September 30, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 20, 2006

                                            /s/ Donald S. Robbins
                                            ------------------------------------
                                            Donald S. Robbins
                                            Chairman and Chief Executive Officer


Dated:  November 20, 2006
                                            /s/ K. Bruce Jones
                                            ------------------------------------
                                            K. Bruce Jones
                                            Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as a separate disclosure document.